Exhibit 4.1

 THIS CERTIFIES THAT  is the owner of  DATED  COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF  Acasti Pharma Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Company, each as now or hereafter amended (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.  Common Stock  PAR VALUE $0.0001  Common Stock  SEE REVERSE FOR CERTAIN DEFINITIONS  .  Chief Executive Officer  Vice President, Finance  By  AUTHORIZED SIGNATURE  2/1/2002  D  E  L  A  W  A  R  E  C  R  P  O  R  A  T  E  A  C  A  S  T  O  I  P  H  A  R  M  A  I  N  C  .  ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#  CUSIP 00439U 10 4  DD-MMM-YYYY  Shares  * * 000000 * * * * * * * * * * * * * * * * * *   * * * 000000 * * * * * * * * * * * * * * * * *   * * * * 000000 * * * * * * * * * * * * * * * *   * * * * * 000000 * * * * * * * * * * * * * * *   * * * * * * 000000 * * * * * * * * * * * * * *   ACASTI PHARMA INC.  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample  **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David  Sample **** Mr. Alexander David Sam  ple **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander  David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.  Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****  Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample  **** Mr. Alexander David Sample **** Mr. Alexander David Sam  ple **** Mr. Alexander David Sa  mple **** Mr. Alexander David Sample **** Mr. Alexander David  Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander  David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.  Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample  **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***  *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****  000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0  00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00  0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000  000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000  00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000  0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000  **Shares****000000**Shares****000000**Shares****000000**Shar
es****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*  *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S  ***ZERO HUNDRED THOUSAND  ZERO HUNDRED AND ZERO***  MR. SAMPLE & MRS. SAMPLE &  MR. SAMPLE & MRS. SAMPLE  Certificate Number  ZQ00000000  1  2  3  4  5  6  1  2  3  4  5  6  1  2  3  4  5  6  7  CUSIP/IDENTIFIER  Holder ID Insurance Value Number of Shares DTC  Certificate Numbers  1234567890/1234567890  1234567890/1234567890  1234567890/1234567890  1234567890/1234567890  1234567890/1234567890  1234567890/1234567890  Total Transaction  XXXXXX XX X XXXXXXXXXX 1,000,000.00  123456  12345678 123456789012345  Num/No. Denom. Total  MR A SAMPLE DESIGNATION (IF ANY) ADD 1  ADD 2  ADD 3  ADD 4  PO Box 43004, Providence RI 02940-3004  THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT  www.computershare.com

 The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.  If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.   of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint   to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.  Shares  Attorney  Dated: 20   Signature:   Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,  without alteration or enlargement, or any change whatever.  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE  For value received, hereby sell, assign and transfer unto  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)  .  Signature(s) Guaranteed: Medallion Guarantee Stamp  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.  ACASTI PHARMA INC.  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:  TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................ Custodian................................................  TEN ENT - as tenants by the entireties  (Cust) (Minor)  under Uniform Gifts to Minors Act........................................................  JT TEN  (State)  UNIF TRF MIN ACT -............................................ Custodian (until age................................ )  - as joint tenants with right of survivorship and not as tenants in common  (Cust)  ............................. under Uniform Transfers to Minors Act...................  (Minor) (State)  Additional abbreviations may also be used though not in the above list.